NOTE GUARANTY INSURANCE POLICY


                                                            POLICY NUMBER: 48573
OBLIGATIONS:          $1,159,060,631
                      GMACM Home  Equity Loan Trust  2006-HE4  GMACM Home Equity
                      Loan-Backed  Term Notes,  Series 2006-HE4 Class A-1, Class
                      A-2 and Class A-3 and GMACM Home Equity Loan-Backed
                      Variable Pay Revolving Notes, Series 2006-HE4, Class A-1,
                      Class  A-2  and  Class  A-3 in an  amount  not  to  exceed
                      $1,159,060,631

        MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Note Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Amount will be received from the Insurer by JPMorgan Chase Bank, National Association, or its successors, as indenture trustee for the Owners (the "Indenture Trustee"), on behalf of the Owners, for distribution by the Indenture Trustee to each Owner of each Owner's proportionate share of the Insured Amount. The Insurer's obligations hereunder with respect to a particular Insured Amount shall be discharged to the extent funds equal to the applicable Insured Amount are received by the Indenture Trustee, whether or not those funds are properly applied by the Indenture Trustee. Insured Amounts will be made only at the time set forth in this Policy, and no accelerated Insured Amounts will be made regardless of any acceleration of the Obligations, unless the acceleration is at the sole option of the Insurer.

        Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust Estate or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability), Interest Shortfall Carryforward Amounts or Relief Act Shortfalls. In addition, the Policy does not cover any payment of principal on the Term Notes on any Targeted Final Payment Date.

        The Insurer will pay any Insured Amount that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment  of the  Insurer  as agent for such  Owner in any  legal  proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

        The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by U.S. Bank Trust National Association, as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

        Insured Amounts due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Amount less, in respect of Insured Amounts related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Insured Amount and legally available therefor.

        The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

        Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

        As used herein, the following terms shall have the following meanings:

        "Agreement" means the Indenture dated as of September 27, 2006, among the GMACM Home Equity Loan Trust 2006-HE4, as Issuer, and the Indenture Trustee, as indenture trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

        "Business Day" means any day other than (a) a Saturday or a Sunday (b) a day on which the Insurer is closed or (c) a day on which banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

        "Deficiency Amount" means with respect to any Payment Date, an amount if any equal to the sum of (a) the amount by which the aggregate amount of accrued interest on the Obligations (excluding any Relief Act Shortfalls for that Payment Date) at the respective Note Rates on that Payment Date exceeds the amount on deposit in the Note Payment Account available for interest distributions on that Payment Date and (b)(i) with respect to any Payment Date that is not the Final Payment Date, any Liquidation Loss Amount for that Payment Date, to the extent not distributed as part of the Principal Distribution Amount to the holders of the Notes on such Payment Date or deposited into the Funding Account as part of the Principal Distribution Amount for such Payment Date or applied to reduce the Overcollateralization Amount on such Payment Date or (ii) on the Final Payment Date, the aggregate outstanding balance of the Obligations to the extent otherwise not paid on that date.

         "Insured Amount" means (a) as of any Payment Date, any Deficiency Amount and (b) any Preference Amount.

        "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Amount which shall be due and owing on the applicable Payment Date.

        "Owner" means each Noteholder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Obligations to payment thereunder.

        "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

        "Relief Act Shortfalls" means current interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, as amended, or any similar state legislation or regulations.

        Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

        Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Indenture Trustee.

        The notice address of the Fiscal Agent is 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust Services, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

        THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

        The   insurance   provided   by  this  Policy  is  not  covered  by  the
Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

        This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

        IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 27th day of September 2006.

                                               MBIA INSURANCE CORPORATION


                                               By
                                                  ------------------------------
                                               Title: President

                                               Attest:


                                               By ______________________________
                                               Title: Assistant Secretary

                                    EXHIBIT A
                           TO NOTE GUARANTY INSURANCE
                              POLICY NUMBER: 48573

                           NOTICE UNDER NOTE GUARANTY
                         INSURANCE POLICY NUMBER: 48573


U.S. Bank Trust National Association, as Fiscal Agent
for MBIA Insurance Corporation
100 Wall Street, Suite 1600
New York, NY  1000
Attention:  Corporate Trust Services

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

        The undersigned, a duly authorized officer of [NAME OF INDENTURE TRUSTEE] as indenture trustee (the "Indenture Trustee"), hereby certifies to U.S. Bank Trust National Association (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Note Guaranty Insurance Policy
Number:   48573  (the  "Policy")  issued  by  the  Insurer  in  respect  of  the
$1,159,060,631 GMACM Home Equity Loan Trust 2006-HE4 GMACM Home Equity Loan-Backed Term Notes, Series 2006-HE4 Class A-1, Class A-2 and Class A-3 and GMACM Home Equity Loan-Backed Variable Pay Revolving Notes, Series 2006-HE4, Class A-1, Class A-2 and Class A-3 in an amount not to exceed $1,159,060,631 (the "Obligations"), that:

               (a) the Indenture Trustee is the indenture trustee under the Indenture dated as of September 27, 2006 between GMACM Home Equity Loan Trust 2006-HE4, as Issuer, and the Indenture Trustee, as indenture trustee for the Owners;

               (b) the amount due under clause (a) of the definition of Deficiency Amount for any Payment Date occurring on [ ] (the "Applicable Payment Date") is $[ ];

               (c) the amount due under clause (b) of the definition of Deficiency Amount for the Applicable Payment Date is $[ ];

               (d) the sum of the amounts listed in paragraphs (b) and (c) above is $[ ] (the "Deficiency Amount");

               (e) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $[ ] (the "Preference Amount");

               (f) the total Insured Amount due is $[ ], which amount equals the sum of the Deficiency Amount and the Preference Amount;

               (g) the Indenture Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Amount set forth in (d) above to be applied to the payment of the Deficiency Amount for the Applicable Payment Date in accordance with the Agreement and for the dollar amount of the Insured Amount set forth in (e) above to be applied to the payment of any Preference Amount; and

               (h) the Indenture Trustee directs that payment of the Insured Amount be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the
        Policy: [INDENTURE TRUSTEE'S ACCOUNT NUMBER].

        Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

        IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice under the Policy as of the [ ] day of [ ], [ ].

                                      [NAME OF INDENTURE TRUSTEE], as Indenture
                                      Trustee


                                      By ____________________________________

                                      Title__________________________________